Exhibit 10(b)(1)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Report of Cohen & Steers Premium Income Realty Fund, Inc. (the "Company") on Form N-CSR for the semi-annual period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert H. Steers, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 'SS'1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                       /s/ Robert H. Steers
                                                       -------------------------
                                                       Robert H. Steers
                                                       Chief Executive Officer
                                                       Date: August 19, 2003